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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  May 12, 2008
                Date of Report (Date of earliest event reported)

                         MONOTYPE IMAGING HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

     Delaware                      001-33612                     20-3289482
 (State or Other                  (Commission                   (IRS Employer
   Jurisdiction                    File No.)                 Identification No.)
 of Incorporation)

                             500 Unicorn Park Drive
                           Woburn, Massachusetts 01801
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (781) 970-6000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2008, Monotype Imaging Holdings Inc. (the "Company") hosted an Investor/Analyst conference call discussing the Company's financial results for the first quarter of 2008. The conference call script is furnished herewith as
Exhibit 99.1 to this Report.

The information in this Report, including the script, is being furnished and shall not be deemed "filed" in accordance with the provisions of General Instruction B.2 of Form 8-K. The information in this Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.


99.1 Script of conversation from Investors/Analyst conference call on May 12, 2008, concerning earnings for the first quarter of 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                         MONOTYPE IMAGING HOLDINGS INC.

May 15, 2008             By:     /s/ Jacqueline D. Arthur
                                 -----------------------------------------------
                                 Jacqueline D. Arthur
                                 Senior Vice President, Chief Financial Officer,
                                 Treasurer and Assistant Secretary (Principal
                                 Financial Officer)